OPPENHEIMER MIDCAP FUND
                      Supplement dated April 9, 2001 to the
                       Prospectus dated February 16, 2001

The Prospectus is changed as follows:

     1. The Supplement dated March 1, 2001 to the Prospectus dated February 16, 2001 is replaced by this Supplement.

     2. The first sentence of the second paragraph of the section "Other Equity Securities" under the heading entitled "Other Investment Strategies" on page 10 is revised to read as follows:

         The Fund will not invest more than 10% of its net assets in convertible securities that are rated below investment grade by a nationally recognized rating organization such as Moody's Investors Service or that are assigned a comparable rating by the Manager.

     3. The following is added as the last paragraph under the heading entitled "How Can You Buy Class A Shares?" on page 17:

         Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement plans. That concession will not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

4. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly" in the paragraph "Class N Shares" under the heading "What Classes of Shares Does the Fund Offer?" on page 15:

         Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

5. The following sentence is added before the sentence "Non retirement plan investors cannot buy Class N shares directly" in the first paragraph under the heading "How Can You Buy Class N Shares?" on page 19:

         Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.




April 9, 2001                                                       745PS012